SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒    Definitive proxy statement

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TRIKON TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 2, 2004

Dear Trikon Technologies, Inc. Stockholder:

You are cordially invited to attend Trikon Technologies, Inc.’s 2004 Annual Meeting of Stockholders to be held on Tuesday, September 7, 2004 at 4:00 p.m., local time, at our principal executive offices, Ringland Way, Newport, South Wales NP18 2TA, United Kingdom.

At the Annual Meeting, you will be asked to:

1. Elect six directors;

2. Ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2004 fiscal year;

3. Approve the 2004 Equity Incentive Plan; and

4. Consider and vote on a stockholder proposal.

The accompanying Notice of 2004 Annual Meeting and Proxy Statement describe these proposals in greater detail. We encourage you to read this information carefully.

We hope you will be able to attend this year’s Annual Meeting. We will report to the stockholders on fiscal year 2003 and describe our future strategies for products and markets. There will be an opportunity for all stockholders to ask questions. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card to ensure your representation at the meeting. Your vote is important.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support of Trikon Technologies, Inc.

Very truly yours,

John Macneil

President and Chief Executive Officer

TRIKON TECHNOLOGIES, INC.

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 7, 2004

At the Company’s Executive Offices in Newport, South Wales, United Kingdom

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Trikon Technologies, Inc., a Delaware corporation (“Trikon”), will be held on Tuesday, September 7, 2004, at 4:00 p.m., local time, at Trikon’s principal executive offices, Ringland Way, Newport, South Wales NP18 2TA, United Kingdom, for the following purposes:

1.    To elect six directors to serve for the ensuing year and until their successors are duly elected and qualified.

2.    To ratify the appointment of Ernst & Young LLP as Trikon’s independent auditors for the fiscal year ending December 31, 2004.

3.    Approve the 2004 Equity Incentive Plan.

4.    To consider and vote on a stockholder proposal.

5.    To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

Only holders of record of Trikon’s Common Stock at the close of business on July 27, 2004, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. Any stockholder attending the Annual Meeting may vote in person even if such stockholder previously signed and returned a proxy.

FOR THE BOARD OF DIRECTORS

William J. Chappell

Senior Vice President, Chief Financial Officer and Secretary

Newport, South Wales, United Kingdom

August 2, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES.

TRIKON TECHNOLOGIES, INC.

PROXY STATEMENT

FOR

2004 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

This Proxy Statement is being furnished to holders of common stock, $0.001 par value per share (the “Common Stock”), of Trikon Technologies, Inc., a Delaware corporation (“Trikon” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of Trikon for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, September 7, 2004, at 4:00 p.m., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at Trikon’s principal executive offices, located at Ringland Way, Newport, South Wales NP18 2TA, United Kingdom. The telephone number at that location is 44 (0) 1633 414 000.

This Proxy Statement, the accompanying form of proxy card and the Company’s Annual Report on Form 10-K was mailed on or about August 2, 2004, to all stockholders entitled to vote at the Annual Meeting.

Stockholders Entitled to Vote; Record Date

Only holders of record of Trikon’s Common Stock at the close of business on July 27, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 15,750,960 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. For information regarding security ownership by management and by the beneficial owners of more than 5% of Trikon’s Common Stock, see “Security Ownership of Certain Beneficial Owners and Management” below.

Quorum; Abstentions; Broker Non-Votes

The presence of the holders of a majority of the shares of Common Stock entitled to vote generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the Annual Meeting or (2) have properly submitted a proxy card.

Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting; however, broker “non-votes” are not deemed to be “votes cast.” As a result, broker “non-votes” are not included in the tabulation of the voting results on issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting; Revocability of Proxies

Voting by attending the meeting. A stockholder may vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the Annual Meeting should bring proof of identification for entrance to the Annual Meeting. If a stockholder attends the Annual Meeting, he or she may also submit his or her vote in person, and any previous votes that were submitted by the stockholder will be superseded by the vote that such stockholder casts at the Annual Meeting.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Voting by telephone and internet. All shares entitled to vote and held of record by persons seeking to vote by telephone and internet on the record date will be voted in accordance with the procedures described on the enclosed proxy card.

Revocability of proxy. Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Trikon Technologies, Inc., Ringland Way, Newport, South Wales NP18 2TA, United Kingdom, Attention: Corporate Secretary.

Expenses of Solicitation

Trikon will bear all expenses of this solicitation, including the cost of preparing and mailing this proxy material. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

The Company has engaged the services of MacKenzie Partners, Inc., a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees, institutional owners and other stockholders. The Company expects to pay approximately $12,500 to MacKenzie Partners, Inc. for such services, including the reimbursement of certain out-of-pocket expenses. The Company has also agreed to indemnify MacKenzie Partners, Inc. against certain liabilities arising out of its engagement.

Procedure for Submitting Stockholder Proposals

Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy material. Stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the proxy statement for the 2005 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company no later than December 23, 2004, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Requirements for stockholder proposals to be brought before an annual meeting. Stockholders may be eligible to present certain matters before an annual meeting of stockholders, although such matters were not included in the Company’s proxy statement by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be eligible to present from the floor for vote at the 2005 annual meeting of stockholders (but not intended for inclusion in the proxy materials for that meeting), stockholder proposals must be received by the Secretary of the Company no later than March 7, 2005.

All notices of proposals by stockholders, whether or not included in the Company’s proxy materials, should be sent to Trikon Technologies, Inc., Ringland Way, Newport, South Wales NP18 2TA, United Kingdom, Attention: Corporate Secretary.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Company’s Board of Directors is currently comprised of six directors, four of whom are “independent directors” as defined by the proposed rules of the Nasdaq Stock Market. A board of six directors is to be elected at the Annual Meeting. Each director elected to the Board will hold office until the next annual meeting or until his or her successor has been elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below, all of whom are presently directors of Trikon.

In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified.

The name of and certain information regarding each nominee are set forth below. There are no family relationships among any of our directors or executive officers.

Name of Nominee	Age	Principal Occupation
Christopher D. Dobson	68	Director, Chairman of the Board
Nigel Wheeler (1)	54	Director, Vice Chairman of the Board
John Macneil	46	Director, President and Chief Executive Officer
Robert R. Anderson (2)(3)(4)	66	Director
Richard M. Conn (1)(2)(3)(4)	59	Director
William W. R. Elder (2)(3)(4)	65	Director

(1)	Member of the Executive Committee
(2)	Member of the Audit Committee
(3)	Member of the Compensation Committee
(4)	Member of the Corporate Governance and Nominating Committee

Dr. Christopher D. Dobson. Dr. Dobson joined the Board of Directors as Chairman in November 1996 upon the acquisition of Electrotech. From December 1997 to May 1998, Dr. Dobson was our Chief Executive Officer. Dr. Dobson was appointed Chief Technical Officer in May 1998 and served in such capacity until his retirement on May 15, 2001. Dr. Dobson continues to serve as the Chairman of the Board of Directors, a non-executive position. Dr. Dobson was a co-founder of Electrotech and was its Chairman from 1971 to November 1996.

Nigel Wheeler. Mr. Wheeler joined Trikon as a director and the President and Chief Operating Officer in November 1996 upon the acquisition of Electrotech. From October 1998 through March 2003, Mr. Wheeler served as Chief Executive Officer. From July 1993 to November 1996, Mr. Wheeler served as Trikon Limited’s Chief Executive Officer. On March 31, 2003, Mr. Wheeler became Vice Chairman of the Board of Directors.

Dr. John Macneil. Dr. Macneil joined Trikon in 1996 and was appointed Vice President of Technology in June 1998. On March 10, 2004, Dr. Macneil was appointed Acting President and Chief Executive Officer, and as a member of the Board of Directors. On July 26, 2004, Dr. Macneil was appointed President and Chief Executive Officer. Prior to joining Trikon, Dr. Macneil served in various technical positions at Motorola, and held senior technical positions in a number of research driven organizations both in the United Kingdom and in the United States. Dr. Macneil earned his MBA from Cardiff University in 1996 and gained a PhD in Solid State Physics from Leicester University in 1983.

Robert R. Anderson. Mr. Anderson was elected to the Board of Directors in April 2000. Mr. Anderson is a private investor. From January 1994 to January 31, 2001, he was Chairman of Silicon Valley Research, Inc., a

semiconductor design automation software company, and its Chief Executive Officer from December 1996 to August 1998, and from April 1994 to July 1995. He also served as Chairman and Chief Executive Officer of Yield Dynamics, Inc., a private semiconductor process control software company, from October 1998 to October 2000, and presently serves as a director. In 1975, Mr. Anderson co-founded KLA Instruments Corporation, the predecessor to KLA-Tencor (“KLA”), a supplier of semiconductor process control systems, from which he retired in 1994. He served as Vice-Chairman of KLA from November 1991 to March 1994, and as Chairman of KLA from May 1985 to November 1991. Prior to that, Mr. Anderson served as Chief Operating Officer and Chief Financial Officer of KLA. In addition to serving as a director of Trikon, Mr. Anderson currently serves as a director of MKS Instruments, Inc., Metron Technology N.V., and Aehr Test Systems, Inc. Furthermore, he serves as a director for three other private companies, and as a trustee of Bentley College.

Richard M. Conn. Mr. Conn was elected to the Board of Directors in January 1998. Mr. Conn formed Business Development Consulting in early 1997 and serves as a consultant in the semiconductor equipment industry. Prior to forming Business Development Consulting, Mr. Conn was a Vice President of Sales at KLA from 1984 until 1996. During his tenure at KLA, Mr. Conn was a member of the boards of directors of KLA’s subsidiaries in the United Kingdom, France and Germany. Mr. Conn has held several other positions in the semiconductor industry at companies that include Eaton Semiconductor Equipment, Applied Materials and ITT Semiconductors.

Dr. William W. R. Elder. Dr. Elder was elected to the Board of Directors to fill a vacancy in May 2004. Dr. Elder was identified as an individual qualified to serve as a director and recommended to the Board of Directors by the Corporate Governance and Nominating Committee. Dr. Elder was a founder of Genus, Inc., a supplier of advanced manufacturing systems to the Semiconductor and Data Storage Industries and currently serves as its Chairman, President and Chief Executive Officer. From October 1996 to April 1998, Dr. Elder served as Chairman of the Board of Genus, Inc. From April 1990 to September 1996, Dr. Elder served as Chairman of the Board, President and Chief Executive Officer of Genus, Inc. From November 1981 to April 1990, Dr. Elder was President and a director of Genus, Inc. Dr. Elder is also a director of Aehr Test Systems, Inc., a semiconductor testing company.

Vote Required and Board of Directors’ Recommendation

The six candidates receiving the highest number of affirmative votes of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next annual meeting or until their successors have been duly elected and qualified. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors Recommends a Vote “FOR” the Nominees Listed Above

Board Meetings and Committees

The Board of Directors held a total of nine meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2003. No director attended fewer than 75% of the total number of meetings of the Board of Directors and committees of which he is a member, if any.

The Company’s Board of Directors currently has four standing committees: an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. The following describes each committee, its current membership, the number of meetings held during the fiscal year ended December 31, 2003, and its function.

Executive Committee

The Executive Committee currently consists of directors Nigel Wheeler and Richard M. Conn. The principal function of the Executive Committee is to serve as an administrative committee of the Board of Directors to assist management in overseeing the business and affairs of Trikon. The Executive Committee was created on March 10, 2004 and therefore held no meetings during fiscal year 2003.

Audit Committee

During the fiscal year ended December 31, 2003, the Audit Committee consisted of Robert R. Anderson, Richard M. Conn and Steve Wertheimer. In January 2004, Mr. Wertheimer retired from service on the Board of Directors. In June 2004, Mr. Elder was appointed to the Audit Committee. The Audit Committee currently consists of Messrs. Anderson, Conn and Elder. The Board of Directors has determined that Mr. Anderson is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended, and that Messrs. Anderson, Conn and Elder are “independent” as that term is defined under the listing standards of The Nasdaq Stock Market and the Exchange Act.

Immediately following the Annual Meeting, the Company expects that the members of the Audit Committee will consist of Messrs. Anderson, Dobson and Elder. The Board of Directors has determined that Dr. Dobson is also “independent” as that term is defined under the listing standards of The Nasdaq Stock Market and the Exchange Act.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors for the purpose of preparing and issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee is also responsible for overseeing the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements, and assisting the Board of Directors in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s internal accounting and financial controls, (3) the Company’s compliance with legal and regulatory requirements, (4) the organization and performance of the Company’s internal audit function, and (5) the independent auditor’s qualifications, independence and performance. The Audit Committee’s activities are further described in the “Report of the Audit Committee of the Board of Directors” section below.

The Audit Committee held eight meetings during the last fiscal year. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors, which is included as Appendix A to this proxy statement.

Compensation Committee

The Compensation Committee held five meetings during fiscal year 2003. During the fiscal year 2003, the Compensation Committee consisted of Messrs. Anderson, Conn and Wertheimer. In January 2004, Mr. Wertheimer retired from service on the Board of Directors. The Compensation Committee currently consists of directors Robert R. Anderson, Richard M. Conn and William W.R. Elder, each of whom qualifies as an independent director under the listing standards of The Nasdaq Stock Market.

The principles functions of the Compensation Committee include establishing corporate compensation policies (including determining base salary and annual and long-term incentive awards for executive officers and other key employees); establishing specific performance goals and objectives to be used to evaluate performance over a given period; evaluating the performance of executive officers and other key employees to determine whether performance goals and objectives have been attained and awards have been met; and administering Trikon’s incentive plans.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee held two meetings during fiscal year 2003. The Corporate Governance and Nominating Committee currently consists of directors Robert R. Anderson, Richard M. Conn, and William W. R. Elder, each of whom qualifies as an independent director under the listing standards of The Nasdaq Stock Market.

The principal functions of the Corporate Governance and Nominating Committee include assisting the Board of Directors with the structure and composition of the Board of Directors and its committees (including identifying nominees and recommending the annual performance review process for the Board of Directors and each committee thereof) as well as developing Trikon’s corporate governance guidelines. The Corporate Governance and Nominating Committee’s activities are further described in “Corporate Governance Matters” below.

The Corporate Governance and Nominating Committee acts pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.Trikon.com.

Compensation of Directors

Employee members and the Vice Chairman of the Board of Directors do not receive additional compensation for their services as directors. Non-employee directors (other than the Chairman of the Board of Directors) earn an annual retainer of $15,000 and receive $2,000 for attending a meeting of the Board of Directors in person, $750 for attending a meeting of the Board of Directors by telephone and $750 for attending a committee meeting in person or by telephone. The chairman of each committee of the Board of Directors receives $1,250 for attending each committee meeting.

The Chairman of the Board of Directors, if he is not an executive of the Company, receives an annual retainer of $30,000 and receives $4,000 for attending a meeting of the Board of Directors in person and $1,500 for attending meetings of the Board of Directors by telephone, and $1,500 for attending meetings of committees of the Board of Directors in person or by telephone.

Each of the members of the Executive Committee of the Board of Directors receives monthly compensation for their service on the Executive Committee. The amount of compensation is set by the Compensation Committee of the Board of Directors, and is principally based on the number of hours of service provided by the Executive Committee. Following the formation of the Executive Committee, in April 2004 each member of the Executive Committee received 7,500 British Pounds for their services during that month. This amount was subsequently reduced to 5,000 British Pounds for each month following April 2004.

Non-employee directors are also reimbursed reasonable expenses in connection with attendance at board and committee meetings.

In addition, each non-employee director participates in the 1998 Director’s stock option plan, an equity compensation plan. When first elected or appointed to the Board of Directors as a non-employee director (if such director previously was not an executive officer of Trikon), such director will receive, at the time of such initial election or appointment, a stock option to purchase 20,000 shares of Common Stock, and at each annual stockholders meeting thereafter will receive a stock option to purchase 8,000 (or, in the case of a non-executive Chairman of the Board of Directors, 12,000) shares of Common Stock.

The initial option grant on first election or appointment vests in a series of four successive equal annual installments upon the director’s completion of each year of service on the Board of Directors over the four year period measured from the date of grant, and the subsequent annual grants vest upon completion of one year of service, or the next annual meeting of stockholders, whichever is earlier.

In addition to his compensation as a non-employee Chairman as described above, Dr. Dobson, when he was appointed Chief Executive Officer of Trikon in May 1998, entered into a letter agreement with the Company which provided certain benefits based upon the continued performance of services to Trikon either as (i) an employee, (ii) a non-employee member of the Board or (iii) an Independent Consultant. The benefits are a restricted stock award and a special acquisition bonus as described below.

Dr. Dobson received 1,149,281 restricted shares of Common Stock when Trikon consummated a debt for equity exchange. The restricted shares vested in full on May 14, 2003.

Dr. Dobson will receive a special acquisition bonus in the event of a transfer of more than 50% of Trikon’s voting rights in a direct sale or merger of Trikon or other disposition of more than 80% of the assets of Trikon. The size of the bonus payable varies with the amount of consideration paid in the transaction as set forth in the table below, and no bonus will be earned if the total purchase price is valued at less than $250 million.

Sales Price ($)	Cumulative Percentage (%)
At least $250 million	0.5%
At least $260 million	1.0
At least $270 million	2.0
At least $280 million	2.5
$300 million or more	3.0

Mr. Wheeler was appointed Vice Chairman of the Board of Directors on March 31, 2003 and entered into a consulting contract with the Company on June 4, 2003. Under the terms of the consulting agreement with Trikon, Mr. Wheeler received 60,000 British Pounds ($98,400 at the average exchange rate for fiscal 2003) for acting as Vice Chairman and providing consulting services to the Board of Directors. In addition to this annual compensation, Mr. Wheeler is provided a company car and fuel, together with the other usual benefits paid to UK employees of the Company. The consulting arrangement is for a two year period commencing July 1, 2003 and can be terminated with three months notice by either party. Mr. Wheeler does not receive the non-employee board member payments described above. Beginning in April 2004, Mr. Wheeler has deferred his cash compensation for service as the Vice Chairman of the Board of Directors while in receipt of compensation for service on the Executive Committee.

Corporate Governance Matters

Code of Ethics

Trikon has adopted a code of business conduct and ethics for directors, officers (including Trikon’s principal executive officer, principal financial officer and controller) and employees, known as The Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available on Trikon’s website at www.Trikon.com. Trikon intends to satisfy the disclosure requirements under Item 10 of Form 8-K regarding amendment to, or waiver from, a provision of the code of business conduct and ethics either by filing a Form 8-K or posting such information on our website at www.Trikon.com, provided such method of disclosure is then in compliance with the rules of The Nasdaq Stock Market and the rules of the Securities and Exchange Commission.

Compliance with SEC Reporting Requirements

Section 16(a) of the Exchange Act requires Trikon’s directors and executive officers and persons beneficially owning more than ten percent of a class of Trikon’s capital stock to file certain reports of beneficial ownership and changes in beneficial ownership (Forms 3, 4 and 5) with the SEC. Based solely on its review of copies of Forms 3, 4 and 5 available to it, or written representations that no Forms 5 were required, Trikon believes that all required Forms concerning 2003 beneficial ownership were filed on time by all directors and executive officers.

Independence of the Board of Directors

The Board of Directors has determined that Robert R. Anderson, Richard M. Conn, Christopher D. Dobson and William W.R. Elder are “independent directors” as that term is defined in the listing standards of The Nasdaq Stock Market.

Contacting the Board of Directors

Communications from stockholders to the non-employee directors should be addressed to Trikon Technologies, Inc., Ringland Way, Newport, South Wales NP18 2TA, United Kingdom, Attention: Corporate Secretary.

Attendance at Annual Stockholder Meetings by the Board of Directors

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s annual meeting of stockholders, the Company encourages, but does not require, directors to attend. All of the Company’s directors attended the Company’s 2003 annual meeting of stockholders.

Nominating Process for Recommending Candidates for Election to the Board of Directors

The Corporate Governance and Nominating Committee is responsible for, among other things, determining the criteria for membership on the Board of Directors and recommending candidates for election to the Board of Directors. It is the policy of the Corporate Governance and Nominating Committee to consider recommendations for candidates to the Board of Directors from stockholders. Stockholder recommendations for candidates to the Board of Directors must be directed in writing to Trikon Technologies, Inc., Ringland Way, Newport, South Wales NP18 2TA, United Kingdom, Attention: Corporate Secretary.

The Corporate Governance and Nominating Committee’s criteria and process for evaluating and identifying the candidates that it recommends to the full Board for selection, as director nominees, are as follows:

•	The Corporate Governance and Nominating Committee regularly reviews the current composition and size of the Board of Directors.

•	The Corporate Governance and Nominating Committee oversees an annual evaluation of the performance of the Board of Directors as a whole and evaluates the performance of individual members of the Board of Directors eligible for re-election at the annual meeting of stockholders.

•	In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and considers (1) the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board, (2) such factors as issues of character, judgment, diversity, age, expertise, business experience, length of service, independence, other commitments and the like, and (3) such other factors as the Corporate Governance and Nominating Committee may consider appropriate.

•	While the Corporate Governance and Nominating Committee has not established specific minimum qualifications for director candidates, the Corporate Governance and Nominating Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (1) are predominantly independent, (2) are of high integrity, (3) have broad, business-related knowledge and experience at the policy-making level in business or technology, including their understanding of the semiconductor industry and the Company’s business in particular, (4) have qualifications that will increase overall Board effectiveness and (5) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

•	With regard to candidates who are properly recommended by stockholders or by other means, the Corporate Governance and Nominating Committee will review the qualifications of any such candidate, which review may, in the Corporate Governance and Nominating Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Corporate Governance and Nominating Committee deems necessary or proper.

•	In evaluating and identifying candidates, the Corporate Governance and Nominating Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.

•	The Corporate Governance and Nominating Committee will apply these same principles when evaluating Board candidates who may be elected initially by the full Board to fill vacancies or add additional directors prior to the annual meeting of stockholders at which directors are elected.

•	After completing its review and evaluation of director candidates, the Corporate Governance and Nominating Committee recommends to the full Board of Directors for selection the director nominees.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP, independent auditors, who served during fiscal year 2003, to audit the consolidated financial statements of Trikon for the fiscal year ending December 31, 2004, and recommends that stockholders vote for ratification of such appointment. Representatives of Ernst & Young LLP will not be present or available at the Annual Meeting.

Fee Disclosure

The following table presents fees billed for professional audit services and other services rendered to the Company by Ernst & Young LLP for the fiscal years ended December 31, 2003 and December 31, 2002. The Audit Committee approves all services provided by Ernst & Young LLP prior to their incurrence.

	2003	2002
	$’000	$’000
Audit Fees (1)	220	188
Audit Related Fees (2)	16	33
Tax Fees (3)	5	403
All other fees	—	—

Total	$241	$624

(1)	Audit Fees consisted of fees billed for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s Annual Reports on Form 10-K and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, as well as services that generally only the Company’s independent auditor can reasonably provide, including statutory audits and services rendered in connection with Securities and Exchange Commission filings.
(2)	Audit-Related Fees consisted of fees billed for all other professional services rendered other than as stated above under the caption Audit Fees and fees billed for assurance and related services that are traditionally performed by the Company’s independent auditor, including the audit of certain balances of locally-prepared financial statements of a foreign subsidiary.
(3)	Tax Fees consisted of fees billed for tax compliance, consultation and planning services.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as our independent auditors. The effect of an abstention is the same as a vote against the ratification of Ernst & Young LLP as our independent auditors. Broker non-votes will have no effect on the outcome of the vote.

The Board of Directors Recommends a Vote “FOR” Ratification of the Appointment of

Ernst & Young LLP as our Independent Auditors

PROPOSAL THREE

APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

We are asking stockholders to approve the 2004 Equity Incentive Plan (the “Plan”) so that we can use the Plan to achieve the Company’s goals and also receive a federal income tax deduction for certain compensation paid under the Plan. The Board of Directors has approved the Plan, subject to stockholder approval at the Annual Meeting. Our named executive officers and directors have an interest in this proposal.

A total of 1,300,000 shares of our common stock have initially been reserved for issuance under the Plan.

We strongly believe that the approval of the Plan is essential to our continued success. The Board of Directors and management believe that equity awards motivate high levels of performance, align the interests of employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. The Board of Directors and management believe that equity awards are of great value in recruiting and retaining personnel who help the Company meet its goals, as well as rewarding and encouraging current employees. The Board of Directors and management believe that the ability to grant equity awards will be important to the future success of the Company.

The 1991 Stock Incentive Plan terminated on December 31, 2003, and no shares remain available for issuance under the 1991 Stock Incentive Plan. As a result, if the stockholders do not approve this proposal, the Company will be unable to make any discretionary option or other equity award grants under an equity incentive plan to assist in recruiting and retaining personnel. As of June 30, 2004, options to purchase a total of 1,304,335 shares of Company Common Stock were outstanding under all of the Company’s existing plans. The outstanding options as of June 30, 2004 have a weighted average exercise price of $9.06 and an average term of 7.47 years.

SUMMARY OF THE PLAN

The following paragraphs provide a summary of the principal features of the Plan and its operation. The Plan is set forth in its entirety as Appendix B to this Proxy Statement. The following summary is qualified in its entirety by reference to the Plan.

Background and Purpose of the Plan

The Plan permits the grant of stock options and restricted stock (each individually, an “Award”). The Plan is intended to attract, motivate, and retain (1) employees of the Company and its subsidiaries, (2) consultants who provide significant services to the Company and its subsidiaries, and (3) directors of the Company who are employees of neither the Company nor any subsidiary. The Plan also is designed to encourage stock ownership by employees, directors, and consultants, thereby aligning their interests with those of the Company’s stockholders and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”).

Administration of the Plan

A committee (the “Committee”) appointed by the Board of Directors (and/or the Board, as determined by the Board) will administer the Plan. Unless the Board determines otherwise, the Committee will consist solely of two or more directors who qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and as “outside directors” under Section 162(m) (so that the Company is entitled to a federal tax deduction for certain compensation paid under the Plan).

Subject to the terms of the Plan, the Committee has the sole discretion to select the employees, consultants, and directors who will receive Awards (except that non-employee directors may only receive automatic grants under the Plan), determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the Plan and outstanding Awards. The Committee may delegate any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, the Committee may not delegate its authority and powers with respect to Awards intended to qualify as performance-based compensation under Section 162(m) if the delegation would cause the Awards to fail to so qualify or with respect to persons who are subject to Section 16 of the Securities Exchange Act of 1934. The Committee may not, however, reprice Awards or exchange Awards for other Awards, cash or a combination thereof, without the approval of the stockholders.

The number of shares of Company Common Stock (“Shares”) initially reserved for issuance under the Plan will equal 1,300,000 Shares.

If an Award is settled in cash, is cancelled, terminates, expires, or lapses for any reason without having been fully exercised or vested, the unvested or cancelled Shares generally will be returned to the available pool of Shares reserved for issuance under the Plan. Also, if the Company experiences a stock dividend, reorganization, or other change in capital structure, the Committee has the discretion to adjust the number and class of Shares available for issuance under the Plan, the number, class and price of Shares subject to outstanding Awards and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards

The Committee selects the employees, consultants, and directors who will be granted Awards under the Plan. The actual number of individuals who will receive Awards cannot be determined in advance because the Committee has the discretion to select the participants, other than with respect to the automatic stock option grants to non-employee directors.

Stock Options

A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Under the Plan, the Committee may grant nonqualified stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Committee will determine the number of Shares covered by each option, but during any fiscal year of the Company, no participant may be granted options covering more than 300,000 Shares.

The exercise price of the Shares subject to each option is set by the Committee but cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by the option. An exception would be made for any options that the Committee grants in substitution for options held by employees of companies that the Company acquires (in which case the exercise price preserves the economic value of the employee’s cancelled option from his or her former employer).

In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

Options become exercisable at the times and on the terms established by the Committee. The Committee also establishes the time at which options expire, but the expiration may not be later than ten years after the grant date (except in certain cases of death, in which case a participant’s option may remain exercisable for twelve months after the date of death). The Committee, in its discretion, may provide that all the Shares subject to options granted to certain officers and key employees will vest immediately in event that the Company terminates such individual’s employment without cause (or her or she resigns for good reason) within 12 months following a change of control.

The exercise price of each option must be paid in full in cash (or cash equivalent) at the time of exercise. The Committee also may permit payment through the tender of Shares that are already owned by the participant, or by any other means that the Committee determines to be consistent with the purpose of the Plan. At the time of exercise, a participant must pay any taxes that the Company is required to withhold.

Restricted Stock

Awards of restricted stock are Shares that vest in accordance with the terms and conditions established by the Committee. The Committee determines the number of Shares of restricted stock granted to any participant, but during any fiscal year of the Company, no participant may be granted more than 100,000 Shares of restricted stock.

In determining whether an Award of restricted stock should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting it determines to be appropriate. Notwithstanding the foregoing, if the Committee desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see “Performance Goals” below for more information). Upon termination of service, unvested Shares of restricted stock generally will be forfeited.

A holder of restricted stock will have full voting rights, unless determined otherwise by the Committee. A holder of restricted stock generally also will be entitled to receive all dividends and other distributions paid with respect to Shares; provided, however, that dividends and distributions generally will be subject to the same vesting criteria as the Shares upon which the dividend or distribution was paid, unless provided otherwise in the Award Agreement.

Non-Employee Director Awards

Each non-employee director will receive automatic, non-discretionary stock option grants under the Plan and is also eligible for discretionary awards under the Plan.

All non-employee directors of the Company automatically will be granted, as of the date they are appointed or elected to the Board of Directors, a nonqualified stock option to purchase 20,000 Shares (if such appointment or election occurs on or after the date this Plan becomes effective). These initial grants vest in four equal annual installments commencing one year following the date of grant, provided that the individual remains a director on each vesting date.

On the date of each annual meeting of the stockholders (on or after the date this Plan becomes effective), each individual who is a non-employee director as of such date and who has served as a non-employee director for the previous six months, automatically are granted a nonqualified stock option to purchase 8,000 Shares, except that the director serving as the Chairman of the Board automatically is granted a nonqualified stock option to purchase 12,000 Shares. These subsequent grants vest in full on the earlier of the first anniversary of date of grant and the date of the first annual meeting of the stockholders of the Company that takes place after the date of grant.

Both the initial grants and the ongoing grants have an exercise price equal to the fair market value of the covered Shares on the date of grant. Additionally, both types of grants have a maximum term of ten years, subject to an extension of up to twelve months in the event of certain deaths. In the event of a director’s termination as a result of death or disability, or in the event that within 12 months following a change of control in which the director’s service is terminated for cause or he or she resigns as a director for good reason, the director’s initial and reoccurring grants immediately shall vest as to all of the covered Shares. The Board may change the number of shares subject to future initial and ongoing grants to non-employee directors.

Performance Goals

The Committee (in its discretion) may make performance goals applicable to a participant with respect to an Award. At the Committee’s discretion, one or more of the following performance goals may apply:

•	Cash flow

•	Earnings per share

•	Income from operations

•	Profit after tax

•	Profit before tax

•	Return on sales

•	Revenue

•	Total shareholder return

Each of these goals is defined in the Plan. Any criteria used may be measured, as applicable (1) in absolute terms, (2) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (3) on a per-share basis, (4) against the performance of the Company as a whole or a business unit of the Company, and/or (5) on a pre-tax or after-tax basis.

By granting awards that vest upon achievement of performance goals, the Committee may be able to preserve the Company’s deduction for certain compensation in excess of $1,000,000. Section 162(m) limits the Company’s ability to deduct annual compensation paid to the Company’s Chief Executive Officer or any other of the Company’s four most highly compensated executive officers to $1,000,000 per individual. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the Plan, setting limits on the number of Awards that any individual may receive, and for grants of restricted stock, establishing performance criteria that must be met before the Award actually will vest or be paid. The performance goals listed above, as well as the per-person limits on shares covered by Awards, permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such Awards.

Awards to be Granted to Certain Individuals and Groups

The number of Awards (if any) that an employee, consultant, or director may receive under the Plan is in the discretion of the Committee and therefore cannot be determined in advance. Our executive officers and directors have an interest in this proposal because they are eligible to receive Awards under the Plan. To date, only stock options have been granted under Company equity plans. The following table sets forth (a) the total number of Shares subject to options granted during the last fiscal year and (b) the average per Share exercise price of such options.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price
Jihad Kiwan Former Director, President and Chief Executive Officer	200,000	3.23

John Macneil Senior Vice President, Technology, Chief Technology Officer and Chief Executive Officer	15,000	5.04

Nigel Wheeler Director, and Former President, Chief Operating Officer and Chief Executive Officer	50,000	5.70

William J Chappell Senior Vice President, Chief Financial Officer	15,000	5.04

Ernest Maune Senior Vice President Sales North America	30,000	3.30

Andrew Noakes Senior Vice President Sales Europe and Asia	15,250	3.45

All executive officers, as a group	325,250	3.79

All directors who are not executive officers, as a group	56,000	4.21

All employees who are not executive officers, as a group	494,732	3.82

Limited Transferability of Awards

Awards granted under the Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may permit an individual to transfer an Award to an individual or entity. Any transfer shall be made in accordance with procedures established by the Committee.

FEDERAL TAX ASPECTS

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the Plan. Tax consequences for any particular individual may be different.

Nonqualified Stock Options

No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss.

Incentive Stock Options

No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.

Restricted Stock

A participant will not have taxable income upon grant of restricted stock. Instead, the participant will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid. A participant instead may elect to be taxed at the time of grant.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). As discussed above, special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. However, the Plan has been designed to permit the Committee to grant Awards that qualify as performance-based compensation under Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such Awards.

AMENDMENT AND TERMINATION OF THE PLAN

The Board generally may amend or terminate the Plan at any time and for any reason. However, no amendment, suspension, or termination may impair the rights of any participant without his or her consent.

SUMMARY

We believe strongly that the approval of the Plan is essential to our continued success. Awards such as those provided under the Plan constitute an important incentive and help us to attract and retain people whose skills and performance are critical to our success. Our employees and directors are our most important asset. The 1991 Stock Incentive Plan has terminated and no shares remain available for issuance under the 1991 Stock Incentive Plan. As a result, if the stockholders do not approve the Plan, the Company will be unable to make any discretionary option or other equity award grants under an equity incentive plan to assist in recruiting and retaining personnel. The Plan is vital to our ability to attract and retain outstanding and highly skilled individuals to work for the Company and serve on our Board of Directors.

The Board of Directors Recommends a Vote “FOR” the Proposal to

Approve the 2004 Equity Incentive Plan

PROPOSAL FOUR

STOCKHOLDER PROPOSAL

The Company has been notified that Joseph Spiegel (the “Proponent”), 80 Mohawk Trial, Stamford, CT, 06903, the owner of 1,000 shares of our Common Stock, intends to present the following stockholder proposal for consideration at the Annual Meeting. The stockholder proposal is quoted verbatim below.

The Board of Directors unanimously recommends a vote “AGAINST” this stockholder proposal and asks you to read management’s response, which follows the stockholder proposal.

Proponent’s Proposal

“Proposal No. [4]—Modification of Provision for Filling Board Vacancies

Proposal No. [4] provides for the amendment of the By-laws to provide that any vacancies on the board of directors and newly created directorships may not be filled by the board of directors but only by action of the stockholders. Proposal No. 1 would eliminate the power of the board of directors to fill all vacancies and newly created directorships and vest such power in the stockholders.”

Statement in Opposition of Proponent’s Proposal

Trikon’s Board of Directors has carefully considered the proposal by the Proponent and has concluded that the proposal is not in the best interests of our stockholders.

Under the rules and regulations of the Securities and Exchange Commission (“SEC”), and the continued listing requirements of the Nasdaq Stock Market (“Nasdaq”), Trikon must satisfy certain minimum quantitative and qualitative criteria relating to the composition of the Board of Directors and the committees thereof. For example, the Audit Committee must be comprised of at least three directors that are “independent” (as defined in the SEC’s rules and regulations and Nasdaq’s listing requirements), and at least one member must be an “audit committee financial expert” (as defined by the SEC). In addition, a majority of the directors of a Nasdaq listed company must be “independent” in order to comply with the listing requirements.

From to time to time, directors may resign from the Board, which may result in Trikon’s noncompliance with the SEC rules and regulations and the Nasdaq listing requirements relating to the composition of Board, as described above. Under the Proponent’s proposal, Trikon would be required to seek stockholder approval to fill the vacancy on the Board. During any intervening period between the director resignation and stockholder action necessary to fill the vacancy on the Board, Trikon would not be in compliance with the SEC rules and regulations and the Nasdaq listing requirements. Noncompliance with the SEC rules and regulations and the Nasdaq listing requirements may give rise to a number of adverse consequences, including, delisting of our Common Stock from the Nasdaq National Market. In order to obtain stockholder approval and regain compliance, Trikon may be required to incur the significant additional costs of holding a special meeting of stockholders to approve the director nominee needed to fill the vacancy.

Individual directors can greatly enhance and contribute to the Board’s overall knowledge, expertise and effectiveness. In addition, individual directors can improve the Board’s ability to perform proper management oversight and promote effective corporate governance. From time to time, Trikon’s Corporate Governance and Nominating Committee may identify a qualified independent director nominee to serve on the Board of Directors. Under the Proponent’s proposal, if Trikon wanted to expand its existing Board to add a highly qualified independent director or otherwise appoint such nominee to fill a vacancy, Trikon would be required to seek stockholder approval prior to taking such action. The protracted delay in appointing highly qualified independent director nominees that may result from approval of Proponent’s proposal may cause Trikon to lose opportunities to add the most suitable candidates when and if they are available.

The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting at the Annual Meeting of Stockholders will be required to approve this Proposal. The effect of an abstention is the same as a vote against the stockholder proposal. Broker non-votes will have no effect on the outcome of the vote.

The Board of Directors Unanimously Recommends a Vote “AGAINST” this Stockholder Proposal.

MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

To the extent known by Trikon, the following table sets forth certain information regarding beneficial ownership of Trikon Common Stock as of June 30, 2004 by: (i) each person (or group or affiliated persons) who is known by Trikon to own beneficially more than 5% of Trikon’s outstanding shares of Common Stock, (ii) each of Trikon’s directors, (iii) each of the named executive officers and (iv) Trikon’s directors and executive officers as a group.

	Common Stock Beneficially Owned (1)		Percentage Beneficially Owned (2)
Principal Stockholders:
Specialist Situations Funds (3) 153 East 53rd Street New York, New York 10022	2,353,115		15.0%

Non-Employee Directors:
Robert R. Anderson	42,750	(4)	*
Richard M. Conn	21,250	(5)	*
Christopher D. Dobson	1,202,615	(6)	7.5%
William W.R. Elder	—		*

Named Executive Officers:
Nigel Wheeler	142,501	(7)	*
William J. Chappell	37,250	(8)	*
John Macneil	32,751	(9)	*
Andrew Noakes	3,702	(10)	*

All directors and executive officers as a group (8 persons)	1,482,819		9.4%

*	Represents less than one percent (1%) of the outstanding Common Stock.
(1)	The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares over which the individual or entity has the right to acquire within 60 days of June 30, 2004, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.
(2)	The percentage of Common Stock beneficially owned was based on 15,750,410 shares of Common Stock outstanding on June 30, 2004.
(3)	The number of shares of Common Stock beneficially owned by Special Situations Funds is based on information in a Schedule 13G filed by Special Situations fund on February 12, 2004 and includes 350,000 shares of Common Stock issuable on currently exercisable warrants. This amount includes 338,300 shares of Common Stock and warrants to purchase 68,750 shares of Common Stock held by Special Situations Cayman Fund, L.P., 300,000 shares of Common Stock and warrants to purchase 75,000 shares of Common Stock held by Special Situations Private Equity Fund, L.P., and 1,364,815 shares of Common Stock and warrants to purchase 206,250 shares of Common Stock held by Special Situations Fund III, L.P.
(4)	Includes 22,750 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of June 30, 2004.
(5)	Includes 21,250 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of June 30, 2004.
(6)	Includes 28,000 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of June 30, 2004.
(7)	Includes 142,501 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of June 30, 2004.

(8)	Includes 37,250 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of June 30, 2004.
(9)	Includes 23,751 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of June 30, 2004.
(10)	Includes 3,702 shares of Common Stock issuable under stock options currently exercisable or exercisable within 60 days of June 30, 2004.

SECTION 16(a)—BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities (“10% Stockholders”), to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and the Nasdaq Stock Market. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed during fiscal 2003, the Company believes that its executive officers, directors and 10% Stockholders have complied with all Section 16(a) filing requirements applicable to them.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is or was formerly an officer or employee of Trikon or any of its subsidiaries. No interlocking relationship exists between any member of our Compensation Committee and the compensation committee of any other company, nor has any such interlocking relationship existed in the past.

EXECUTIVE OFFICER COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth all compensation received for services rendered to Trikon in all capacities for the years ended December 31, 2003, 2002 and 2001, by (i) each person who served as Chief Executive Officer of Trikon during the year ended December 31, 2003 and (ii) each of the other executive officers of Trikon who were serving as executive officers at December 31, 2003 and whose total compensation exceeded $100,000 (collectively, the “Named Executive Officers”). Perquisites amounting in aggregate to the lesser of $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer are not disclosed. For the purpose of calculating salaries and other compensation paid in British pounds to Nigel Wheeler, William Chappell, Andrew Noakes and John Macneil, the average rate of exchange between the British Pound and the US dollar of $1.64, $1.504 and $1.4438 for each British pound for the years ended December, 31, 2003, 2002 and 2001, respectively, has been used. For the purpose of calculating salaries and other compensation paid in Euro to Jihad Kiwan, the average rate of exchange between the Euro and the US dollar of $1.13 for the year ended December 31, 2003 has been used.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
	Fiscal Year	Salary ($)		Bonus ($)	Restricted Stock Awards ($)	Securities Underlying Options/SAR	All Other Compensation ($)
Jihad Kiwan (1) Former Director, President and Chief Executive Officer	2003	304,539		36,160	—	200,000	11,667	(6)

John Macneil (2) Senior Vice President, Technology, Chief Technology Officer and President and Chief Executive Officer	2003 2002 2001	119,845 109,869 108,285		18,450 22,557 —	— — —	15,000 15,000 7,000	22,720 20,093 21,221	(7)

Nigel Wheeler (3) Director, and Former President, Chief Operating Officer and Chief Executive Officer	2003 2002 2001	274,040 380,581 375,388	(8)	42,640 39,100 37,539	— — —	50,000 50,000 50,000	68,574 96,369 100,338	(9)

William J. Chappell Senior Vice President, Chief Financial Officer	2003 2002 2001	185,258 141,593 129,942		57,072 29,023 12,960	— — —	15,000 15,000 37,000	36,841 33,792 97,522	(10)

Ernest Maune (4) Senior Vice President Sales North America	2003	124,236		9,500	—	30,000	13,659	(11)

Andrew Noakes (5) Senior Vice President Sales Europe and Asia	2003	95,869		40,737	—	15,250	15,388	(12)

(1)	Dr. Kiwan was appointed President and Chief Executive Officer on March 31, 2003. On March 10, 2004, Dr. Kiwan departed the Company as President and Chief Executive Officer.
(2)	On March 10, 2004, Dr. Macneil was appointed Acting President and Chief Executive Officer. On July 26, 2004, Dr. Macneil was appointed President and Chief Executive Officer.
(3)	Mr. Wheeler was appointed Chief Executive Officer in October 1998 and served in this capacity until the appointment of Dr. Kiwan as Chief Executive Officer on March 31, 2003. Mr. Wheeler was appointed Vice Chairman of the Board of Directors on March 31, 2003.
(4)	Mr. Maune was appointed Senior Vice President North America Sales on May 12, 2003. Effective as of March 31, 2004, Mr. Maune left the Company.

(5)	Mr. Noakes was appointed Senior Vice President Europe and Asia Sales on June 1, 2003.
(6)	Of this amount, $11,667 represents a housing allowance.
(7)	Of this amount, $16,146 represents a car and fuel allowance and $6,022 represents pension contributions on behalf of this officer.
(8)	Includes $50,861 of compensation as Vice Chairman of the Board of Directors.
(9)	Of this amount, $26,566 represents a car and fuel allowance and $38,287 represents pension contributions on behalf of this officer.
(10)	Of this amount, $20,589 represents a car and fuel allowance and $13,694 represents pension contributions on behalf of this officer.
(11)	Of this amount, $8,864 represents a car and fuel allowance and $4,795 represents pension contributions on behalf of this officer.
(12)	Of this amount, $11,782 represents a car and fuel allowance and $3,606 represents pension contributions on behalf of this officer.

Employment Contracts, Change of Control Arrangements and Certain Transactions

Trikon entered into an employment agreement with Dr. Kiwan, effective March 31, 2003, pursuant to which Dr. Kiwan was nominated as a director and appointed the President and Chief Executive Officer for the term of the agreement. The agreement was to continue until terminated by either party, provided that Trikon may only terminate the agreement (other than for cause) upon prior notice, which notice period (or severance payment in lieu of notice) varied from three to eighteen months depending on Dr. Kiwan’s length of service. In the event of a change of control, Dr. Kiwan would have been entitled to resign and still receive certain payments, which could have been as high as eighteen months of salary and bonus.

Dr. Kiwan received a base annual salary of 320,000 Euros and a bonus that could have varied from year to year as determined by the Board of Directors depending upon the strategic goals of Trikon. At the time of his hiring, Dr. Kiwan received a grant of options to purchase 200,000 shares of Common Stock, which were to vest in four equal annual installments.

On March 10, 2004, the Company announced the departure of Dr. Kiwan as our President and Chief Executive Officer. Pursuant to the terms of his employment agreement, Dr. Kiwan resigned from the Board of Directors effective as of such date.

On March 10, 2004, the Company entered into an employment agreement with Dr. John Macneil, pursuant to which Dr. Macneil was appointed the Acting President and Chief Executive Officer and nominated to the Board of Directors. On July 26, 2004, Dr. Macneil was subsequently appointed as the President and Chief Executive Officer of the Company. Dr. Macneil’s employment agreement included, among other terms and conditions, a one-time bonus of 20,000 British pounds, eligibility in a bonus plan that may vary from year to year, and a one-year grant of 25,000 cash settled stock appreciation rights. Trikon has agreed to provide Mr. Macneil with six months notice of termination of employment (or a severance payment in lieu of such notice).

The Company has provided termination benefits to certain named executive officers as set forth below.

Pursuant to an offer letter dated October 12, 2000, Trikon agreed to provide Mr. Chappell with six months notice of termination (or severance payment in lieu of notice).

Pursuant to an offer letter dated September 1, 2003, upon termination of employment (other than for gross (serious) misconduct) Trikon agreed to pay Mr. Maune severance in an amount that could have varied from six months to one year of his base salary. The applicable severance payment amount would have been based on Mr. Maune’s length of service at the time of termination. In the event of a change of control, Mr. Maune would have been entitled to resign and receive a termination payment equal to the then applicable severance payment. Effective as of March 31, 2004, Mr. Maune left the Company.

Pursuant to an offer letter dated June 3, 2003, Trikon has agreed to provide Mr. Noakes with six months notice of termination (or a severance payment in lieu of such notice).

EMPLOYEE AND DIRECTOR STOCK OPTIONS

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options made during the year ended December 31, 2003 to each of the Named Executive Officers. No stock appreciation rights (“SARs”) have been granted by Trikon to the Named Executive Officers as of December 31, 2003.

	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise Price ($/sh)(1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2) ($)
					5%	10%
Jihad Kiwan (3)	200,000	22.8	3.23	Mar. 31, 2013	412,769	1,029,724

John Macneil	15,000	1.7	5.04	Jan. 29, 2013	47,552	120,506

Nigel Wheeler	50,000	5.7	4.33	July 9, 2013	136,178	345,101

William J. Chappell	15,000	1.7	5.04	Jan. 29, 2013	47,552	120,506

Ernest Maune (4)	30,000	3.4	3.30	May 16, 2013	62,271	157,806

Andrew Noakes	5,250	0.6	3.10	May 20, 2013	10,237	25,942

Andrew Noakes	10,000	1.1	3.64	June 12, 2013	22,895	58,022

(1)	Represents the fair market value of the underlying shares of Common Stock at the time of grant.
(2)	Represents the value of the shares of Common Stock issuable upon the exercise of the option, assuming the stated rates of price appreciation for ten years, compounded annually, with the aggregate exercise price deducted from the final appreciated value. Such annual rates of appreciation are for illustrative purposes only, are based on requirements of the SEC and do not reflect Trikon’s estimate of future stock appreciation. No assurance can be given that such rates of appreciation, or any appreciation, will be achieved.
(3)	On March 10, 2004, the Company announced the departure of Dr. Kiwan as our President and Chief Executive Officer. Pursuant to the terms of his employment agreement, Dr. Kiwan resigned from the Board of Directors effective as of such date. All unvested stock options expired pursuant to their terms on the date of Dr. Jihad’s departure.
(4)	Effective as of March 31, 2004, Mr. Maune left the Company. All unvested stock options expired pursuant to their terms on the date of Mr. Maune’s departure.

Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth the number of exercisable and unexercisable options held by each of the Named Executive Officers at December 31, 2003.

	Shares Acquired on Exercise (#)	Value Realized(1) ($)	Number of Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jihad Kiwan (3)	—	—	—	200,000	—	492,000

John Macneil	6,250	36,540	18,501	28,499	—	9,750

Nigel Wheeler	117,500	487,393	193,189	112,499	323,945	68,000

William J. Chappell	—	—	33,500	33,500	—	9,750

Ernest Maune (4)	—	—	—	30,000	—	71,700

Andrew Noakes	—	—	3,101	17,049	—	34,097

(1)	The value realized equals the difference between the option exercise price and the fair market value of Trikon’s Common Stock on the date of exercise, multiplied by the number of shares for which the option was exercised.
(2)	The value of unexercised in-the-money options equals the difference between the option exercise price and the closing price of Trikon’s Common Stock on December 31, 2003, multiplied by the number of shares underlying the options. The closing price of Trikon’s Common Stock on December 31, 2003, as reported on the Nasdaq National Market, was $5.69 per share.
(3)	On March 10, 2004, the Company announced the departure of Dr. Kiwan as our President and Chief Executive Officer. Pursuant to the terms of his employment agreement, Dr. Kiwan resigned from the Board of Directors effective as of such date. All unvested stock options expired pursuant to their terms on the date of Dr. Jihad’s departure.
(4)	Effective as of March 31, 2004, Mr. Maune left the Company. All unvested stock options expired pursuant to their terms on the date of Mr. Maune’s departure.

Equity Compensation Plan Information

The following table provides information as of December 31, 2003 with respect to shares of our Common Stock that may be issued upon the exercise of options granted to employees, consultants or members of our Board of Directors under all of our existing equity compensation plans, including the 1991 Stock Option Plan and the 1998 Directors Stock Option Plan. No warrants or other rights have been issued to our employees, consultants or members of our Board of Directors.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,827,483	$7.77	30,150
Equity compensation plans not approved by security holders	—	—	—

Total	1,827,483	$7.77	30,150

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that Trikon specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

The Audit Committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of The Nasdaq Stock Market and rules of the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reporting, the systems of internal control and the audit process; and by monitoring compliance with applicable laws, regulations and policies.

The Audit Committee reviewed and discussed the audited financial statements for fiscal year 2003 with management and Ernst & Young LLP, Trikon’s independent auditors. Management is responsible for the quarterly and annual financial statements and the reporting process, including the systems of internal controls. Ernst & Young LLP is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles. In addition, we received from and discussed with Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed Ernst & Young LLP’s independence with them, and discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” each as currently in effect.

The Audit Committee discussed with Trikon’s independent auditors the overall scope and plans for their respective audits. In addition, the Audit Committee met with the independent auditors, with and without management present, and discussed the results of their examinations, their evaluations of Trikon’s internal controls and the overall quality of Trikon’s financial reporting.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that Trikon’s audited financial statements be included in Trikon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Robert R. Anderson (Chairman)

Richard M. Conn

REPORT OF THE COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act except to the extent that Trikon specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Compensation Committee provides oversight of the general compensation plans for Trikon’s employees. The Compensation Committee’s most important goal is to ensure that compensation programs are aligned to foster employee and executive development. In furtherance of its primary goal, the Committee also determines executive compensation and oversees significant employee benefits programs, policies and plans relating to Trikon’s employees and executives. In its role of determining executive compensation, the Committee seeks to provide that the Chief Executive Officer, other officers, and key management of Trikon are compensated and motivated effectively in a manner consistent with Trikon’s business objectives, competitive practices/trends, the requirements of appropriate regulatory bodies, the Company’s general compensation strategy, and fiduciary and corporate responsibilities, including internal equity considerations. From time to time, the Committee has used independent compensation consultants and outside survey data when necessary in carrying out its duties.

In the section below, we describe our executive compensation policies and practices. We also identify the procedures we use to determine the compensation of our Chief Executive Officer and our other executive officers for the preceding fiscal year ended December 31, 2003.

Compensation Policy

Trikon’s executive compensation policy is designed to establish an appropriate relationship between executive pay and Trikon’s annual performance, long-term growth objectives and ability to attract and retain qualified executive officers. The Compensation Committee addresses this objective by having an executive compensation plan with the following three elements:

•	Annual base salaries are set to be competitive with similar technology companies and reflect the executives’ contribution to Trikon. For the fiscal year ended December 31, 2003, the Compensation Committee set the base salaries of Trikon’s executive officers generally at the median level of the salaries paid to executives in comparable positions at semiconductor equipment companies and other high technology companies similar in size to Trikon.

•	Annual Incentive awards are based upon corporate and individual performance objectives. For the fiscal year ended December 31, 2003, the incentives were based upon a combination of factors including both operating income and cashflows.

•	Stock option grants are designed to align executive compensation with the interests of our stockholders. The number of options that each executive officer or employee was granted was based primarily on the executive or employee’s ability to influence Trikon’s long-term growth and profitability. The vesting provisions of the options are designed to encourage longevity of employment with Trikon with the options granted vesting equally over a four-year period. The options have a ten-year exercise period from date of grant. To some extent, the Compensation Committee’s ability to grant equity-based compensation was limited by the expiration of the Company’s 1991 Stock Option Plan during fiscal 2003.

Compensation of Chief Executive Officer

For the fiscal year ended 2003, Mr. Wheeler served as Chief Executive Officer of Trikon from January 1, 2003 to March 31, 2003. From March 31, 2003 through March 10, 2004, Dr. Kiwan served as Chief Executive Officer of Trikon. The Compensation Committee determines the annual compensation of Trikon’s Chief Executive Officer in accordance with the policies noted above. The base salary for fiscal 2003 for each individual was based on an evaluation of the personal performance of each individual and Trikon’s stage of growth and salaries paid to chief executive officers of other growth technology companies of similar size in similar industries.

Tax Deductibility of Executive Compensation

Under Section 162(m) of the Internal Revenue Code, the amount of compensation paid to certain executives that is deductible with respect to Trikon’s corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, Trikon’s ability to obtain a corporate tax deduction for compensation paid to executive officers of Trikon to the extent consistent with the best interests of Trikon and its stockholders.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Richard M. Conn (Chairman)

Robert R. Anderson

COMPANY STOCK PRICE PERFORMANCE

Stock Performance Graph

The information contained in this Stock Performance Graph section shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act except to the extent that Trikon specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The following graph shows a comparison of the five-year cumulative total return* for Trikon’s Common Stock, the RDG Semiconductor Composite index, and the Nasdaq Composite Index for the past five years. In prior years, Trikon used the JP Morgan Hambrecht & Quist Semiconductor Index as a basis for comparison, but such index was no longer available after April 4, 2002, so Trikon selected the RDG Semiconductor Composite index as its industry index following the cessation of the JP Morgan Hambrecht & Quist Semiconductor Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG TRIKON TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE RDG SEMICONDUCTOR COMPOSITE INDEX

*	$100 invested on 12/31/98 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

THE BOARD OF DIRECTORS

August 2, 2004

Newport, South Wales, United Kingdom

Appendix A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

TRIKON TECHNOLOGIES, INC.

(as amended July 26, 2004)

1. ORGANIZATION

The audit committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. The members will meet the following criteria:

•	Each member will be an independent director, in accordance with (i) the Nasdaq National Market Audit Committee requirements and (ii) the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”);

•	Each member, in accordance with Nasdaq National Market Audit Committee requirements, for the period three years prior to and for the duration of his or her appointment to the audit committee, will not have participated in the preparation of the Company’s financial statements;

•	Each member, at the time of his or her appointment to the audit committee, will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements;

•	At least one member will have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience such as a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities; and

•	Designation of any member of the audit committee as an “audit committee financial expert” shall be made on an annual basis by the full Board of Directors.

2. STATEMENT OF POLICY

The audit committee shall oversee the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. In addition, the audit committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community in monitoring (i) the integrity of the financial reports of the Company; (ii) the Company’s accounting policies and procedures; (iii) the Company’s compliance with legal and regulatory requirements; (iv) the independent auditor’s qualifications, independence and performance; (v) the Company’s disclosure controls and procedures; and (vi) the Company’s internal controls over financial reporting. In carrying out the foregoing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors, and the management of the Company.

3. RESPONSIBILITIES AND AUTHORITY

The audit committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

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In carrying out these responsibilities, the audit committee will:

•	Obtain the full board of directors’ approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

•	Have a clear understanding with the independent auditors that they are ultimately accountable to the audit committee and that they shall report directly to the audit committee. The audit committee has the ultimate authority in deciding to engage, evaluate, compensate and oversee (including resolving disagreements between management and the independent auditors regarding financial reporting) the independent auditors and, if appropriate, terminate their services.

•	Review and concur with management’s appointment, termination, or replacement of any director of internal audit.

•	Meet with the independent auditors and management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, and at the conclusion thereof, review such audit or review, including any comments or recommendations of the independent auditors.

•	Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the Company’s accounting controls, internal controls over financial reporting and disclosure controls and procedures, and elicit any recommendations for the improvement of such controls and procedures or particular areas where new or more detailed controls or procedures are desirable.

•	Review before release the disclosure regarding such system of internal control over financial reporting required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

•	The audit committee shall periodically review Company policy statements to determine their adherence to the Company’s Code of Business Conduct and Ethics.

•	Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

•	Inquire of management, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

•	Review with management before release the quarterly earnings press release and attached unaudited financial statements. The Chairman of the audit committee may represent the entire committee for this purpose.

•	Review the unaudited quarterly financial statements with management and the independent auditors prior to the filing of the Form 10-Q (or prior to the quarterly earnings release, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The Chairman of the audit committee may represent the entire committee for this purpose.

•

Review the audited financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with management and the independent auditors the reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC rules, including reports related to critical accounting policies and procedures used by the Company and the alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors and discuss any other matters required to be communicated to the committee by the auditors. Also review with management and the independent auditors their judgments about the quality, not just

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acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

•	Provide sufficient opportunity for the independent auditors to meet with members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditor’s evaluation of the Company’s financial, and accounting personnel, and the co-operation that the independent auditors received during the course of the audit.

•	Review accounting and financial human resources and succession planning within the Company.

•	Set clear hiring policies with respect to employees or former employees of the independent auditors.

•	Direct the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

•	Report the results of the annual audit to the Board of Directors. If requested by the board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors’ questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

•	On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

•	Produce the report of the audit committee in the proxy statement for its annual meeting of shareholders disclosing, among other things, whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed with the committee (without management or the independent auditors present), the financial statements and the quality of the Company’s application of accounting principles and significant judgments affecting the financial statements. In addition, disclose the committee’s conclusions on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

•	Review the Company’s disclosure in the proxy statement for its annual meeting of shareholders and the Annual Report on Form 10-K that describes, among other things, the composition of the audit committee and the auditor’s services and fees.

•	Review and approve in advance any proposed related party transactions (as defined in the relevant Nasdaq National Market requirements).

•	Pre-approve audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible).

•	Establish procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

•

Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside legal counsel, accounting or other advisors for this purpose if, in its judgment, that is appropriate

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and the audit committee shall have sole authority to approve and pay related fees and retention terms. The audit committee shall receive appropriate funding, as determined by the audit committee, from the Company for payment of compensation to the outside legal, accounting or other advisors employed by the audit committee.

4. MEETINGS:

The audit committee will meet quarterly, and more frequently if necessary. The audit committee may establish its own schedule, which it will provide to the Board of Directors in advance.

5. COMPENSATION:

Members of the audit committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

6. DELEGATION OF AUTHORITY:

The audit committee may delegate the authority to pre-approve audit and permissible non-audit services: (i) by establishing pre-approval policies and procedures that are detailed as to the particular service and do not result in a delegation of the audit committee’s responsibilities to management or (ii) by delegating to one or more designated members of the audit committee the authority to pre-approve such services, provided that the audit committee is informed of each service approved pursuant to (i) or (ii) at its next scheduled meetings.

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APPENDIX B

TRIKON TECHNOLOGIES, INC.

2004 EQUITY INCENTIVE PLAN

i

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

iii

TRIKON TECHNOLOGIES, INC.

2004 EQUITY INCENTIVE PLAN

SECTION 1

BACKGROUND AND PURPOSE

1.1 Background and Effective Date. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, and Restricted Stock. The Plan is effective as of July 26, 2004, subject to ratification by an affirmative vote of the holders of the Shares in accordance with applicable laws.

1.2 Purpose of the Plan. The Plan is intended to attract, motivate, and retain (a) employees of the Company and its Affiliates and (b) consultants who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are employees of neither the Company nor of any Affiliate. The Plan also is designed to encourage stock ownership by Participants, thereby aligning their interests with those of the Company’s shareholders and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Code.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options and/or Restricted Stock.

2.4 “Award Agreement” means the written agreement setting forth the terms and conditions applicable to each Award granted under the Plan.

2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6 “Cash Flow” means as to any Performance Period, the Company’s or a business unit’s sum of Profit After Tax plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

2.7 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.8 “Committee” means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan, or, if no committee is so appointed, the Board.

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2.9 “Company” means Trikon Technologies, Inc., a Delaware corporation, or any successor thereto.

2.10 “Consultant” means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

2.11 “Director” means any individual who is a member of the Board of Directors of the Company.

2.12 “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.

2.13 “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Profit After Tax, divided by a weighted average number of all classes of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

2.14 “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.15 “Exchange Program” means a program established by the Committee under which outstanding Awards are amended to provide for a lower Exercise Price or surrendered or cancelled in exchange for (a) Awards of the same type (which may have lower Exercise Prices or purchase prices), (b) a different type of Award, (c) cash, or (d) a combination of (a), (b) and/or (c).

2.16 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.17 “Fair Market Value” means the closing price per Share on the Nasdaq National Market on the relevant date, or if there were no sales on such date, the arithmetic mean of the closing price per Share on the nearest day before and the nearest day after the relevant date, as determined by the Committee. In the absence of an established market for the Shares, fair market value shall be determined in good faith by the Committee. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, fair market value shall be determined by the Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

2.18 “Fiscal Year” means the fiscal year of the Company.

2.19 “Grant Date” means, with respect to an Award, the date that the Award was granted. The Grant Date of an Award shall not be earlier than the date the Award is approved by the Committee.

2.20 “Incentive Stock Option” means an Option to purchase Shares that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.21 “Income from Operations” means as to any Performance Period, the Company’s or a business unit’s income from operations, determined in accordance with generally accepted accounting principles.

2.22 “Nonemployee Director” means a Director who is an employee of neither the Company nor of any Affiliate.

2.23 “Nonqualified Stock Option” means an option to purchase Shares that is not intended to be an Incentive Stock Option.

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2.24 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.25 “Participant” means an Employee, Consultant or Nonemployee Director who has an outstanding Award.

2.26 “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Flow, (b) Earnings per Share, (c) Income from Operations, (d) Profit After Tax, and (e) Profit Before Tax, (f) Return on Sales, (g) Revenue and (h) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or of a particular audio/visual product or software product of the Company or any other Company product related to such products, and/or (v) on a pre-tax or after-tax basis. Prior to the beginning of the applicable Performance Period, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants.

2.27 “Performance Period” means any Fiscal Year or such longer period as determined by the Committee in its sole discretion.

2.28 “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. As provided in Section 6, such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events or conditions, as determined by the Committee, in its discretion.

2.29 “Plan” means the Trikon Technologies, Inc. Corporation 2004 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.30 “Profit After Tax” means as to any Performance Period, the Company’s or a business unit’s income after taxes, determined in accordance with generally accepted accounting principles.

2.31 “Profit Before Tax” means as to any Performance Period, the Company’s or a business unit’s income before taxes, determined in accordance with generally accepted accounting principles.

2.32 “Restricted Stock” means an Award granted to a Participant pursuant to Section 6.

2.33 “Retirement” means a Termination of Service occurring on or after the earlier of (a) age sixty-five (65), or (b) age fifty-five (55) and the completion of ten (10) years of service with the Company or an Affiliate.

2.34 “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Profit After Tax, divided by the Company’s or the business unit’s, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

2.35 “Revenue” means as to any Performance Period, the Company’s or business unit’s net sales, determined in accordance with generally accepted accounting principles.

2.36 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.37 “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

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2.38 “Shares” means the shares of common stock of the Company.

2.39 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company as the corporation at the top of the chain, but only if each of the corporations below the Company other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.40 “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; and (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Nonemployee Director, a cessation of the Director’s service on the Board for any reason, including, but not by way of limitation, a termination by resignation, death, Disability, Retirement or non-reelection to the Board.

2.41 “Total Shareholder Return” means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

SECTION 3

ADMINISTRATION

3.1 The Committee. The Plan shall be administered by the Committee (and/or the Board, as determined by the Board). The Committee shall consist of not less than two (2) Directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. Unless determined otherwise by the Board, the Committee shall be comprised solely of Directors who both are (a) “non-employee directors” under- Rule 16b-3, and (b) ”outside directors” under Section 162(m) of the Code.

3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees, Directors and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, (f) interpret, amend or revoke any such rules, and (g) effect, with the approval of the stockholders, at any time and from time to time, an Exchange Program.

3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan’s qualification under Section 162(m) of the Code or Rule 16b-3.

3.4 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

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SECTION 4

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 1,300,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

4.2 Lapsed Awards. If an Award is settled in cash or is cancelled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award, except as determined by the Committee.

4.3 Adjustments in Awards and Authorized Shares. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Committee (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and class of Shares that may be issued under the Plan, the number, class, and price of Shares subject to outstanding Awards and the numerical limits of Sections 5.1, 6.1 and 7.1. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

SECTION 5

STOCK OPTIONS

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Directors and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 300,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to the exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the

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acquisition of property or stock from an unrelated corporation), persons who become Employees, Consultants or Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, may determine that such substitute Options shall have an exercise price less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date.

5.4 Expiration of Options

5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

(a) The date for termination of the Option set forth in the written Award Agreement; or

(b) If no date for the termination of the Option is set forth in the written Award Agreement (other than reference to Section 5.4.1(c)), the expiration of three (3) months from the date of the Participant’s Termination of Service for any reason; or

(c) The expiration of ten (10) years from the Grant Date.

5.4.2 Death of Participant. Notwithstanding Section 5.4.1, if a Participant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to twelve (12) months after the date of death.

5.4.3 Committee Discretion. Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

5.6 Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Corporate Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The notice shall be given in the form and manner specified by the Company from time to time.

Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan. As soon as practicable after receipt of a written notification of exercise satisfactory to the Company and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

5.8 Certain Additional Provisions for Incentive Stock Options.

5.8.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

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5.8.2 Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and/or (b) the Award Agreement or the Committee permits later exercise (in which case the Option instead may be deemed to be a Nonqualified Stock Option). No Incentive Stock Option may be exercised more than one (1) year after the Participant’s Termination of Service on account of Disability, unless (a) the Participant dies during such one year period, and/or (b) the Award Agreement or the Committee permit later exercise (in which case the Option instead may be deemed to be a Nonqualified Stock Option).

5.8.3 Employees Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

SECTION 6

RESTRICTED STOCK

6.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant as Restricted Stock, provided that during any Fiscal Year, no Participant shall receive more than 100,000 shares of Restricted Stock.

6.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

6.3 Transferability. Except as provided in this Section 6, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

6.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 6.4.

6.4.1 General Restrictions. The Committee may set restrictions based upon continued employment or service with the Company and its Affiliates, the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

6.4.2 Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock that is intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

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6.4.3 Legend on Certificates. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

6.5 Removal of Restrictions. Except as otherwise provided in this Section 6, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 6.4.3 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant. The Committee (in its discretion) may establish procedures regarding the release of Shares from escrow and the removal of legends, as necessary or appropriate to minimize administrative burdens on the Company.

6.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

6.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid, unless otherwise provided in the Award Agreement.

6.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 7

NONEMPLOYEE DIRECTOR OPTIONS

The provisions of this Section 7 are applicable only to Options granted to Nonemployee Directors.

7.1 Granting of Options.

7.1.1 Initial Grants. Each Nonemployee Director who first becomes a Nonemployee Director on or after the effective date of this Plan and who has not previously been an Employee, automatically shall receive, as of the date that the individual first is appointed or elected as a Nonemployee Director, an Option to purchase 20,000 Shares.

7.1.2 Ongoing Grants. On the date of each annual meeting of the Company’s stockholders, each Nonemployee Director who both (a) is a Nonemployee Director on the date of the annual meeting of the Company’s stockholders for the relevant year, and (b) has served as a Nonemployee Director for the previous six months, automatically shall receive an Option to purchase 8,000 Shares; provided, however, that for the Director then serving as the Chairman of the Board, such Option shall be to purchase 12,000 Shares.

7.2 Terms of Options.

7.2.1 Option Agreement. Each Option granted pursuant to this Section 7 shall be evidenced by a written Award Agreement between the Participant and the Company.

7.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 7 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

7.2.3 Exercisability.

(a) Each Option granted pursuant to Section 7.1.1 shall become exercisable as to twenty-five percent (25%) of the Shares on each annual anniversary of the Grant Date.

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(b) Each Option granted pursuant to Section 7.1.2 shall become exercisable as to one hundred percent (100%) of the Shares on the earlier of the first anniversary of the Grant Date and the date of the first annual meeting of the stockholders of the Company that takes place after the Grant Date.

Notwithstanding the preceding, once a Participant ceases to be a Director, his or her Options which are not then exercisable shall never become exercisable and shall be immediately forfeited, except to the limited extent provided in the Section 7.2.5. Shares subject to forfeited Options shall revert to the Company and again shall become available for grant under the Plan.

7.2.4 Expiration of Options. Each Option granted pursuant to this Section 7 shall terminate upon the first to occur of the following events:

(a) The expiration of ten (10) years from the Grant Date; or

(b) The expiration of twelve (12) months from the date of the Participant’s Termination of Service for any reason, including the Participant’s death, Disability or Retirement; or

7.2.5 Death of Participant. Notwithstanding the provisions of Section 7.2.4, if a Participant dies prior to the expiration of his or her Options in accordance with Section 7.2.4, then (a) one hundred percent (100%) of the Shares covered by his or her Options shall immediately become one hundred percent (100%) exercisable, and (b) his or her Options shall terminate twelve (12) months after the date of his or her death.

7.2.6 Not Incentive Stock Options. Options granted pursuant to this Section 7 shall not be designated as Incentive Stock Options.

7.2.7 Amendment. Notwithstanding anything herein to the contrary, the Board in its discretion may increase or decrease the number of Shares subject to future grants of Options granted pursuant to Sections 7.1.1 and 7.1.2.

7.2.8 Other Terms. All provisions of the Plan not inconsistent with this Section 7 shall apply to Options granted to Nonemployee Directors pursuant to this Section 7.

SECTION 8

MISCELLANEOUS

8.1 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

8.2 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

8.3 Participation. No Employee, Director or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

8.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the

9

Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

8.5 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

8.6 Limited Transferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 8.7. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, a Participant may, if the Committee (in its discretion) so permits, transfer an Award to an individual or entity other than the Company. Any such transfer shall be made in accordance with such procedures as the Committee may specify from time to time.

8.7 Beneficiary Designations. Notwithstanding any contrary provisions of Section 8.6, after the Plan becomes effective, the Committee (in its sole discretion) may determine that a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate. The provisions of this Section 8.7 shall be effective only if expressly determined by the Committee after the effective date of the Plan.

8.8 No Rights as Stockholder. Except to the limited extent provided in Sections 6.6 and 6.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

SECTION 9

AMENDMENT, TERMINATION, AND DURATION

9.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

9.2 Duration of the Plan. The Plan shall be effective as of July 26, 2004, and subject to Section 9.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after July 25, 2014.

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SECTION 10

TAX WITHHOLDING

10.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

10.2 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

SECTION 11

LEGAL CONSTRUCTION

11.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

11.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

11.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

11.4 Securities Law Compliance. With respect to Section 16 Persons, transactions under this Plan are intended to qualify for the exemption provided by Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.

11.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California, other than its conflicts of laws provisions.

11.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

EXECUTION

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan on the date indicated below.

TRIKON TECHNOLOGIES, INC.

Dated: July 26, 2004	By:	WILLIAM J. CHAPPELL
	Title:	Chief Financial Officer

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PROOF # 2

————————— ————————

0

TRIKON TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 7, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

TRIKON TECHNOLOGIES, INC.

THIS PROXY IS ONLY TO BE USED TO VOTE SHARES OF COMMON STOCK, $0.001 PAR

VALUE PER SHARE (“COMMON STOCK”), OF TRIKON TECHNOLOGIES, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders to be held on September 7, 2004 and the proxy statement, and appoints John Macneil and William J. Chappell or any of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Trikon Technologies, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the 2004 Annual Meeting of Stockholders of Trikon Technologies, Inc. to be held at Trikon’s principal executive offices, located at Ringland Way, Newport, South Wales NP18 2TA, United Kingdom, on September 7, 2004 at 4:00 p.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

TRIKON TECHNOLOGIES, INC.

September 7, 2004

PROOF # 2

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

————————— Please detach along perforated line and mail in the envelope provided. ————————

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. TO ELECT SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING FOR AGAINST ABSTAIN OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN 2. TO RATIFY THE SELECTION OF ERNST & YOUNG AS THE

ELECTED AND QUALIFIED. COMPANY’S INDEPENDENT PUBLIC AUDITORS FOR THE

NOMINEES: FISCAL YEAR ENDING DECEMBER 31, 2004. FOR ALL NOMINEES O Christopher D. Dobson O Nigel Wheeler

WITHHOLD AUTHORITY O John Macneil 3. TO APPROVE THE TRIKON TECHNOLOGIES, INC. 2004 FOR ALL NOMINEES O Robert R. Anderson EQUITY INCENTIVE PLAN.

O Richard M. Conn FOR ALL EXCEPT O William W.R. Elder

(See instructions below)

4. TO CONSIDER A STOCKHOLDER PROPOSAL IF PROPERLY PRESENTED AT THE MEETING.

The board of directors recommends a vote FOR the directors listed above in proposal 1 and a vote FOR proposals 2 and 3. The board of directors recommends a vote AGAINST proposal 4. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the directors listed above in proposal 1 and FOR proposals 2 and 3, and AGAINST

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” proposal 4. and fill in the circle next to each nominee you wish to withhold, as shown here:

Please sign your name exactly as it appears hereon. If acting as an attorney, executor, trustee, or in other representative capacity, sign name and title.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

TRIKON TECHNOLOGIES, INC.

September 7, 2004

PROXY VOTING INSTRUCTIONS

PROOF # 2

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE—Call toll-free 1-800-PROXIES COMPANY NUMBER

(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card ACCOUNT NUMBER available when you call.

- OR -

INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

————————— Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ————————

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL 4

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. TO ELECT SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING FOR AGAINST ABSTAIN OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN 2. TO RATIFY THE SELECTION OF ERNST & YOUNG AS THE

ELECTED AND QUALIFIED. COMPANY’S INDEPENDENT PUBLIC AUDITORS FOR THE

NOMINEES: FISCAL YEAR ENDING DECEMBER 31, 2004. FOR ALL NOMINEES O Christopher D. Dobson O Nigel Wheeler

WITHHOLD AUTHORITY O John Macneil 3. TO APPROVE THE TRIKON TECHNOLOGIES, INC. 2004 FOR ALL NOMINEES O Robert R. Anderson EQUITY INCENTIVE PLAN.

O Richard M. Conn FOR ALL EXCEPT O William W.R. Elder

(See instructions below)

4. TO CONSIDER A STOCKHOLDER PROPOSAL IF PROPERLY PRESENTED AT THE MEETING.

The board of directors recommends a vote FOR the directors listed above in proposal 1 and a vote FOR proposals 2 and 3. The board of directors recommends a vote AGAINST proposal 4. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the directors listed above in proposal 1 and FOR proposals 2 and 3, and AGAINST

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” proposal 4. and fill in the circle next to each nominee you wish to withhold, as shown here:

Please sign your name exactly as it appears hereon. If acting as an attorney, executor, trustee, or in other representative capacity, sign name and title.

JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.